UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-08707

Name of Fund:  MuniHoldings Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Annual Reports
April 30, 2006


MuniHoldings Fund, Inc.

MuniHoldings Insured Fund, Inc.



(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. seek to provide shareholders with current income exempt from federal income taxes by investing primarily in portfolios of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. Under normal circumstances, MuniHoldings Insured Fund, Inc. invests at least 80% of its total assets in municipal bonds that are covered by insurance.

These reports, including the financial information herein, are transmitted to shareholders of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniHoldings Fund, Inc.

MuniHoldings Insured Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.



Quality Profiles as of April 30, 2006


                                               Percent of
MuniHoldings Fund, Inc. by                       Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           31.4%
AA/Aa                                              7.7
A/A                                               16.5
BBB/Baa                                           18.2
BB/Ba                                              2.2
B/B                                                1.7
CCC/Caa                                            1.6
NR                                                19.2
Other++                                            1.5

 ++ Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
MuniHoldings Insured Fund, Inc. by               Total
S&P/Moody's Rating                            Investments

AAA/Aaa                                           91.6%
AA/Aa                                              3.2
A/A                                                1.8
BBB/Baa                                            2.6
Other++                                            0.8

 ++ Includes portfolio holdings in short-term investments and variable rate demand notes.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



ANNUAL REPORTS                                                   APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



ANNUAL REPORTS                                                   APRIL 30, 2006


A Discussion With Your Funds' Portfolio Manager


The Funds ended the period fully invested and with an overall neutral market posture. We remain focused on generating an attractive level of tax-exempt income for our shareholders.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in March and April 2006. Bond prices, which move opposite yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the past year, bringing the federal funds target rate to 4.75% at period-end, and to 5% with another interest rate hike on May 10. In response, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 66 basis points (.66%) to 5.17% and 10-year U.S. Treasury note yields rose 86 basis points to 5.07%, the highest level since May 2002.

While municipal bond yields also rose sharply in recent months, a significant decline in new issuance allowed municipal bond prices to decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 16 basis points to 4.53% while yields on AAA-rated issues maturing in 10 years rose 51 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of over 13% versus 2004. Over the past six-month and three-month periods, new issue volume has declined 8.6% and 24%, respectively, compared to the corresponding periods a year ago.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 - a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, average weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


MuniHoldings Fund, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2006, the Common Stock of MuniHoldings Fund, Inc. had net annualized yields of 6.58% and 6.56%, based on a year-end per share net asset value of $16.14 and a per share market price of $16.20, respectively, and $1.062 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.69%, based on a change in per share net asset value from $16.31 to $16.14, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +3.86% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)

Overall, the municipal market performed fairly well in this period of rising interest rates. The yield curve continued to flatten as the long end rallied slightly while the short end underperformed. Against this backdrop, the Fund benefited from its limited exposure to securities with shorter effective maturities, generally eight years - 15 years. Also contributing to performance was the portfolio's ample exposure to lower-rated investment quality and non-investment grade securities (that is, spread product). As has been the case for the past 24 months, credit spreads continued to narrow in the municipal market as strong demand for incremental yield met with an extremely low supply of higher-yielding securities. This led to strong outperformance for spread sectors.



ANNUAL REPORTS                                                   APRIL 30, 2006



For the six-month period ended April 30, 2006, the total investment return on the Fund's Common Stock was +3.70%, based on a change in per share net asset value from $16.06 to $16.14, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Broadly speaking, we moved the portfolio from a slightly defensive stance to more of a neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past six months, the move was not nearly as dramatic as we have seen in prior periods. The municipal curve managed to retain a positive slope - particularly notable because the Treasury curve actually inverted early in 2006 - and this contributed to the market's and the Fund's positive performance.

We maintained our focus on refundable, essential service securities from high-demand states. The lack of new-issue supply and increased demand for municipal bonds has caused spreads to narrow in all sectors of the municipal market. We took advantage of these tight spreads to move the Fund to a market neutral exposure to spread product while increasing its position in bonds tax-exempt in specialty states (that is, states with a combination of high taxes and larger populations). We believe this strategy should prove beneficial with any shift in the supply/demand imbalance in both the high yield sector and the general municipal market.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 3.02% for Series A, 3.07% for Series B and 2.96% for Series C. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.85% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 7 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture. After 16 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral stance is prudent in the current environment and should provide competitive performance.


MuniHoldings Insured Fund, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended April 30, 2006, the Common Stock of MuniHoldings Insured Fund, Inc. had net annualized yields of 5.92% and 6.24%, based on a year-end per share net asset value of $13.80 and a per share market price of $13.10, respectively, and $.817 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.46%, based on a change in per share net asset value from $14.44 to $13.80, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +2.24% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



ANNUAL REPORTS                                                   APRIL 30, 2006



A Discussion With Your Funds' Portfolio Manager (concluded)


Overall, the municipal market performed fairly well in this period of rising interest rates. The yield curve continued to flatten as the long end rallied slightly while the short end underperformed. Against this backdrop, Fund performance lagged due to its higher exposure to securities at the shorter end of the yield curve. While we anticipated that the curve would flatten, we held on to securities with shorter effective maturities (generally eight years - 15 years) because they were booked in the portfolio at above-average yields, allowing us to maintain the Fund's competitive distribution rate. As such, the Fund maintained one of the highest yields in its Lipper category, although its total return underperformed the average.

For the six-month period ended April 30, 2006, the total investment return on the Fund's Common Stock was +1.84%, based on a change in per share net asset value from $13.94 to $13.80, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Broadly speaking, we moved the portfolio from a slightly defensive stance to more of a neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past six months, the move was not nearly as dramatic as we have seen in prior periods. The municipal curve managed to retain a positive slope - particularly notable because the Treasury curve actually inverted early in 2006 - and this contributed to the market's and the Fund's positive performance.

We maintained our focus on refundable, essential service securities from high-demand states. The lack of new-issue supply and increased demand for municipal bonds has caused spreads to narrow in all sectors of the municipal market. We took advantage of these tight spreads to increase the Fund's exposure to the bonds of specialty states (that is, states with a combination of high taxes and larger populations.) We believe our strategy should prove beneficial going forward, as the relatively tight spreads have driven down the yield sacrifice typically involved in owning specialty state bonds. However, should increasing supply or decreasing demand reestablish normal sector spreads in the future, we will once again decrease our exposure to the specialty states.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 3.09% for Series A and 2.99% for Series B. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 42.98% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 7 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture. After 16 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral stance is prudent in the current environment and should provide competitive performance.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


May 15, 2006



ANNUAL REPORTS                                                   APRIL 30, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities.
To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2006, the percentages of MuniHoldings Fund, Inc.'s and MuniHoldings Insured Fund, Inc.'s total net assets invested in inverse floaters were 5.32% and 5.66%, respectively, before the deduction of Preferred Stock.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments                                 MuniHoldings Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Alabama--2.9%

 $ 1,750  Camden, Alabama, IDB, Exempt Facilities Revenue
            Bonds (Weyerhaeuser Company), Series A, 6.125%
            due 12/01/2024                                           $    1,924
   4,550  Jefferson County, Alabama, Limited Obligation
            School Warrants, Series A, 5% due 1/01/2024                   4,646


Alaska--1.5%

   3,400  Valdez, Alaska, Marine Terminal Revenue Refunding
            Bonds (BP Pipelines Inc. Project), VRDN, Series C,
            3.71% due 7/01/2037 (f)                                       3,400


Arizona--3.4%

          Maricopa County, Arizona, IDA, Education Revenue
            Bonds (Arizona Charter Schools Project 1), Series A:
     935       6.50% due 7/01/2012                                          942
   2,300       6.75% due 7/01/2029                                        2,289
   3,000  Phoenix, Arizona, IDA, Airport Facility, Revenue
            Refunding Bonds (America West Airlines Inc.
            Project), AMT, 6.30% due 4/01/2023                            2,668
   1,000  Pinal County, Arizona, COP, 5% due 12/01/2029                   1,007
     610  Show Low, Arizona, Improvement District No. 5,
            Special Assessment Bonds, 6.375% due 1/01/2015                  627


Arkansas--0.9%

   2,000  University of Arkansas, University Construction
            Revenue Bonds (UAMS Campus), Series B, 5%
            due 11/01/2023 (h)                                            2,073


California--20.4%

     875  Agua Caliente Band of Cahuilla Indians, California,
            Casino Revenue Bonds, 5.60% due 7/01/2013                       907
   2,965  California Infrastructure and Economic Development
            Bank, Insured Revenue Bonds (Rand Corporation),
            Series A, 5.50% due 4/01/2032 (b)                             3,173
   3,405  California Pollution Control Financing Authority, PCR,
            Refunding, DRIVERS, AMT, Series 878Z, 6.558%
            due 12/01/2009 (g)(h)                                         3,775
   6,800  California State Public Works Board, Lease Revenue
            Bonds (Department of Corrections), Series C, 5.25%
            due 6/01/2028                                                 7,049
   2,500  California State, Various Purpose, GO, 5.50%
            due 4/01/2028                                                 2,705
   3,870  California Statewide Communities Development
            Authority, Health Facility Revenue Bonds (Memorial
            Health Services), Series A, 6% due 10/01/2023                 4,202
   2,000  East Side Union High School District, California,
            Santa Clara County, GO (Election of 2002), Series D,
            5% due 8/01/2021 (k)                                          2,092
          Golden State Tobacco Securitization Corporation of
            California, Tobacco Settlement Revenue Bonds:
   1,165       Series A-3, 7.875% due 6/01/2042                           1,387
   1,670       Series B, 5.625% due 6/01/2013 (i)                         1,837



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

California (concluded)

 $ 6,000  Los Angeles, California, Unified School District, GO,
            Series A, 5% due 1/01/2028 (h)                           $    6,201
          Montebello, California, Unified School District,
            GO (c)(m):
   2,405       5.61% due 8/01/2022                                        1,091
   2,455       5.61% due 8/01/2023                                        1,059
   2,095  Oceanside, California, Unified School District,
            GO (Election of 2000), Series C, 5.25%
            due 8/01/2032 (h)                                             2,196
   3,490  Sequoia, California, Unified High School District,
            GO, Refunding, Series B, 5.50% due 7/01/2035 (e)              3,823
   1,000  Sunnyvale, California, School District, GO (Election of
            2004), Series A, 5% due 9/01/2026 (e)                         1,040
   2,915  Tustin, California, Unified School District, Senior
            Lien Special Tax Bonds (Community Facilities District
            Number 97-1), Series A, 5% due 9/01/2032 (e)                  2,977


Colorado--1.7%

   2,645  Elk Valley, Colorado, Public Improvement Revenue
            Bonds (Public Improvement Fee), Series A, 7.35%
            due 9/01/2031                                                 2,799
   1,000  Plaza Metropolitan District Number 1, Colorado,
            Tax Allocation Revenue Bonds (Public Improvement
            Fees), 8.125% due 12/01/2025                                    997


Connecticut--4.5%

   2,285  Bridgeport, Connecticut, Senior Living Facilities
            Revenue Bonds (3030 Park Retirement Community
            Project), 7.25% due 4/01/2035                                 1,925
   2,165  Connecticut State Development Authority, Airport
            Facility Revenue Bonds (LearJet Inc. Project), AMT,
            7.95% due 4/01/2026                                           2,575
   2,735  Connecticut State Development Authority, IDR (AFCO
            Cargo BDL-LLC Project), AMT, 8% due 4/01/2030                 2,957
   2,450  Connecticut State, GO, Series A, 4.75%
            due 12/15/2024                                                2,507


Florida--9.1%

   2,980  Florida State Department of Transportation, Turnpike
            Revenue Bonds, Series A, 5% due 7/01/2030                     3,082
   2,340  Miami-Dade County, Florida, Subordinate Special
            Obligation Revenue Bonds, Series A, 5.24%
            due 10/01/2037 (h)(m)                                           434
          Midtown Miami, Florida, Community Development
            District, Special Assessment Revenue Bonds:
   2,250       Series A, 6.25% due 5/01/2037                              2,453
   2,550       Series B, 6.50% due 5/01/2037                              2,821
   3,225  Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Orlando Regional
            Healthcare), 6% due 12/01/2012 (i)                            3,602
   2,095  Orlando, Florida, Greater Orlando Aviation Authority,
            Airport Facilities Revenue Bonds (JetBlue Airways
            Corp.), AMT, 6.50% due 11/15/2036                             2,100



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
VRDN      Variable Rate Demand Notes



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments (continued)                     MuniHoldings Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Florida (concluded)

 $   800  Orlando, Florida, Urban Community Development
            District, Capital Improvement Special Assessment
            Bonds, Series A, 6.95% due 5/01/2033                     $      862
   1,645  Preserve at Wilderness Lake, Florida, Community
            Development District, Capital Improvement Bonds,
            Series A, 5.90% due 5/01/2034                                 1,688
   1,000  Tern Bay Community Development District, Florida,
            Capital Improvement Revenue Refunding Bonds,
            Series A, 5.375% due 5/01/2037                                  989
   2,300  West Villages Improvement District, Florida, Special
            Assessment Revenue Refunding Bonds (Unit of
            Development Number 2), 5.80% due 5/01/2036                    2,349


Georgia--0.9%

   1,750  Atlanta, Georgia, Tax Allocation Bonds (Atlantic
            Station Project), 7.90% due 12/01/2024                        1,941


Illinois--3.8%

     730  Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
            Project), 8% due 10/01/2016                                     751
   1,000  Chicago, Illinois, O'Hare International Airport, Special
            Facility Revenue Refunding Bonds (American
            Airlines Inc. Project), 8.20% due 12/01/2024                  1,004
   1,200  Chicago, Illinois, Special Assessment Bonds (Lake
            Shore East), 6.75% due 12/01/2032                             1,288
   4,000  Illinois HDA, Homeowner Mortgage Revenue Bonds,
            AMT, Sub-Series C-2, 5.35% due 2/01/2027                      4,072
     700  Illinois State Finance Authority Revenue Bonds
            (Landing At Plymouth Place Project), Series A, 6%
            due 5/15/2025                                                   723
     625  Naperville, Illinois, IDR (General Motors Corporation),
            Refunding, VRDN, 8% due 12/01/2012 (f)                          625


Indiana--2.6%

   8,985  Allen County, Indiana, Redevelopment District Tax
            Increment Revenue Bonds (General Motors
            Development Area), 7% due 5/15/2008 (i)(m)                    5,911


Kentucky--1.0%

   2,000  Louisville and Jefferson Counties, Kentucky,
            Metropolitan Sewer District, Sewer and Drain
            System Revenue Bonds, Series A, 5.50%
            due 5/15/2034 (h)                                             2,155


Louisiana--4.3%

   4,115  Louisiana Public Facilities Authority, Hospital Revenue
            Bonds (Franciscan Missionaries of Our Lady Health
            System, Inc.), Series A, 5.25% due 8/15/2036                  4,181
   1,750  New Orleans, Louisiana, Financing Authority Revenue
            Bonds (Xavier University of Louisiana Project),
            5.30% due 6/01/2026 (h)                                       1,822
   3,540  New Orleans, Louisiana, GO (Public Improvements),
            5% due 10/01/2033 (h)                                         3,585


Maryland--6.6%

   1,875  Anne Arundel County, Maryland, Special Obligation
            Revenue Bonds (Arundel Mills Project), 7.10%
            due 7/01/2009 (i)                                             2,090
   5,417  Baltimore, Maryland, Convention Center Hotel
            Revenue Bonds, RIB, Series 1252X, 6.44%
            due 9/01/2039 (g)(k)                                          6,019
          Maryland State Economic Development Corporation,
            Student Housing Revenue Bonds (University of
            Maryland College Park Project) (i):
   1,760       6% due 6/01/2013                                           1,960
   1,700       6.50% due 6/01/2013                                        1,945



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Maryland (concluded)

 $ 2,750  Maryland State Energy Financing Administration,
            Limited Obligation Revenue Bonds
            (Cogeneration-AES Warrior Run), AMT, 7.40%
            due 9/01/2019                                            $    2,779


Massachusetts--3.7%

   2,900  Massachusetts State, HFA, Housing Revenue Bonds,
            AMT, Series A, 5.25% due 12/01/2048                           2,900
   5,215  Massachusetts State School Building Authority,
            Dedicated Sales Tax Revenue Bonds, Series A, 5%
            due 8/15/2030 (e)                                             5,403


Michigan--3.5%

   1,400  Flint, Michigan, Hospital Building Authority, Revenue
            Refunding Bonds (Hurley Medical Center), Series A,
            6% due 7/01/2020 (a)                                          1,501
   4,805  Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds (Detroit Edison Pollution
            Control), AMT, Series B, 5.65% due 9/01/2029                  4,978
   1,300  Michigan State Strategic Fund, PCR (General
            Motors Corporation Project), VRDN, 7.875%
            due 12/01/2008 (f)                                            1,300


Minnesota--1.7%

   3,500  Minneapolis, Minnesota, Community Development
            Agency, Supported Development Revenue Refunding
            Bonds, Series G-3, 5.45% due 12/01/2011 (i)                   3,778


Mississippi--5.5%

   7,675  Claiborne County, Mississippi, PCR, Refunding
            (System Energy Resources Inc. Project), 6.20%
            due 2/01/2026                                                 7,746
   2,500  Mississippi Business Finance Corporation, Mississippi,
            PCR, Refunding (System Energy Resources Inc.
            Project), 5.90% due 5/01/2022                                 2,521
          Mississippi Development Bank, Special Obligation
            Revenue Refunding Bonds (Gulfport Water and
            Sewer System Project) (e):
   1,000       5.25% due 7/01/2017                                        1,076
     810       5.25% due 7/01/2019                                          867


Missouri--1.4%

   1,915  Fenton, Missouri, Tax Increment Revenue Refunding
            and Improvement Bonds (Gravois Bluffs), 7%
            due 10/01/2011 (i)                                            2,186
   1,000  Missouri State Development Finance Board,
            Infrastructure Facilities Revenue Refunding Bonds
            (Branson), Series A, 5.50% due 12/01/2032                     1,026


New Jersey--13.4%

   1,595  Garden State Preservation Trust of New Jersey, Open
            Space and Farmland Preservation Revenue Bonds,
            Series A, 5.80% due 11/01/2017 (e)                            1,794
          New Jersey EDA, Cigarette Tax Revenue Bonds:
   5,385       5.75% due 6/15/2029                                        5,689
   2,280       5.75% due 6/15/2034                                        2,396
          New Jersey EDA, Retirement Community Revenue
            Bonds Series A:
   1,475       (Cedar Crest Village Inc. Facility), 7.25%
               due 11/15/2031                                             1,591
   2,600       (Seabrook Village Inc.), 8.25% due 11/15/2030              2,908
   1,965  New Jersey EDA, School Facilities Construction
            Revenue Bonds, Series O, 5.125% due 3/01/2030                 2,035



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments (continued)                     MuniHoldings Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New Jersey (concluded)

          New Jersey EDA, Special Facility Revenue Bonds
            (Continental Airlines Inc. Project), AMT:
 $ 1,000       6.625% due 9/15/2012                                  $    1,016
   2,950       6.25% due 9/15/2029                                        2,876
   3,325  New Jersey Health Care Facilities Financing Authority
            Revenue Bonds (South Jersey Hospital), 6%
            due 7/01/2026                                                 3,518
   3,500  New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds, Series C, 5% due 1/01/2030 (e)                 3,619
   2,315  Tobacco Settlement Financing Corporation of
            New Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                                 2,619


New Mexico--3.7%

   2,000  Farmington, New Mexico, PCR, Refunding (Public
            Service Company of New Mexico--San Juan
            Project), Series A, 6.30% due 12/01/2016                      2,063
          New Mexico Finance Authority, Senior Lien State
            Transportation Revenue Bonds, Series A (h):
   2,100       5.125% due 6/15/2017                                       2,227
   3,720       5.125% due 6/15/2018                                       3,939


New York--15.3%

   1,185  Dutchess County, New York, IDA, Civic Facility
            Revenue Refunding Bonds (Saint Francis Hospital),
            Series A, 7.50% due 3/01/2029                                 1,287
     535  New York City, New York, City IDA, Civic Facility
            Revenue Bonds, Series C, 6.80% due 6/01/2028                    573
     480  New York City, New York, GO, Refunding, Series F,
            6% due 8/01/2006 (h)(i)                                         490
          New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds:
   2,120       DRIVERS, Series 1133Z, 6.379%
               due 10/15/2012 (b)(g)                                      2,385
   3,500       Series A, 5.25% due 10/15/2018 (h)                         3,749
   6,500       Series A, 5% due 10/15/2029 (b)                            6,736
   2,715  New York State Dormitory Authority Revenue Bonds
            (School Districts Financing Program), Series D,
            5.25% due 10/01/2023 (h)                                      2,880
   1,050  New York State Thruway Authority, General
            Revenue Refunding Bonds, Series G, 5.25%
            due 1/01/2027 (e)                                             1,118
          Tobacco Settlement Financing Corporation of New
            York Revenue Bonds:
   3,150       Series A-1, 5.50% due 6/01/2018                            3,368
   3,500       Series C-1, 5.50% due 6/01/2017                            3,715
   3,800       Series C-1, 5.50% due 6/01/2020 (c)(j)                     4,093
   1,400       Series C-1, 5.50% due 6/01/2022                            1,494
   2,080  Westchester County, New York, IDA, Continuing Care
            Retirement, Mortgage Revenue Bonds (Kendal on
            Hudson Project), Series A, 6.50% due 1/01/2034                2,209


Oklahoma--0.6%

   1,425  Tulsa, Oklahoma, Municipal Airport Trust Revenue
            Refunding Bonds (AMR Corporation), AMT, Series A,
            5.375% due 12/01/2035                                         1,417


Oregon--0.9%

   2,050  Western Generation Agency, Oregon, Cogeneration
            Project Revenue Bonds (Wauna Cogeneration
            Project), AMT, Series B, 7.40% due 1/01/2016                  2,066



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Pennsylvania--6.8%

 $ 1,700  Bucks County, Pennsylvania, IDA, Retirement
            Community Revenue Bonds (Ann's Choice Inc.),
            Series A, 6.25% due 1/01/2035                            $    1,749
   3,500  Pennsylvania Economic Development Financing
            Authority, Exempt Facilities Revenue Bonds
            (National Gypsum Company), AMT, Series B,
            6.125% due 11/01/2027                                         3,686
     725  Philadelphia, Pennsylvania, Authority for IDR,
            Commercial Development, 7.75% due 12/01/2017                    734
   2,500  Philadelphia, Pennsylvania, Authority for IDR,
            Commercial Development (Days Inn), Refunding,
            Series B, 6.50% due 2/01/2007 (i)                             2,590
          Philadelphia, Pennsylvania, Authority for Industrial
            Development, Senior Living Revenue Bonds:
   1,105       (Arbor House Inc. Project), Series E, 6.10%
               due 7/01/2033                                              1,146
   1,245       (Saligman House Project), Series C, 6.10%
               due 7/01/2033                                              1,292
   3,500  Sayre, Pennsylvania, Health Care Facilities Authority,
            Revenue Bonds (Guthrie Healthcare System),
            Series B, 7.125% due 12/01/2031                               4,099


Rhode Island--1.4%

   2,820  Rhode Island State Health and Educational Building
            Corporation, Hospital Financing Revenue Bonds
            (Lifespan Obligation Group), 6.50% due 8/15/2012 (i)          3,215


South Carolina--1.5%

   3,020  Medical University Hospital Authority, South Carolina,
            Hospital Facilities Revenue Refunding Bonds,
            Series A, 6.375% due 8/15/2012 (i)                            3,434


Tennessee--6.0%

   4,500  Hardeman County, Tennessee, Correctional Facilities
            Corporation Revenue Bonds, 7.75% due 8/01/2017                4,645
   4,575  Shelby County, Tennessee, Health, Educational
            and Housing Facility Board, Hospital Revenue
            Refunding Bonds (Methodist Healthcare) 6.50%
            due 9/01/2012 (i)                                             5,238
   3,400  Tennessee Educational Loan Revenue Bonds
            (Educational Funding South Inc.), AMT, Senior
            Series B, 6.20% due 12/01/2021                                3,424


Texas--15.3%

   4,000  Austin, Texas, Convention Center Revenue Bonds
            (Convention Enterprises Inc.), First Tier, Series A,
            6.70% due 1/01/2028                                           4,252
   1,000  Brazos River Authority, Texas, PCR, Refunding
            (TXU Energy Company LLC Project), Series B, 4.75%
            due 5/01/2029                                                 1,005
   2,340  Brazos River Authority, Texas, Revenue Refunding
            Bonds (Reliant Energy Inc. Project), Series B, 7.75%
            due 12/01/2018                                                2,537
   3,375  Brazos River, Texas, Harbor Navigation District,
            Brazoria County Environmental Revenue Refunding
            Bonds (Dow Chemical Company Project), AMT,
            Series A-7, 6.625% due 5/15/2033                              3,762
          Harris County, Texas, Revenue Refunding Bonds,
            DRIVERS (e)(g):
   3,450       Series 1111, 6.369% due 8/15/2009                          3,738
   2,430       Series 1172-Z, 6.379% due 8/15/2009                        2,623
   1,800  Houston, Texas, Health Facilities Development
            Corporation, Retirement Facility Revenue Bonds
            (Buckingham Senior Living Community), Series A,
            7.125% due 2/15/2034                                          1,964



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments (concluded)                     MuniHoldings Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Texas (concluded)

 $ 3,000  Lower Colorado River Authority, Texas, PCR
            (Samsung Austin Semiconductor), AMT, 6.375%
            due 4/01/2027                                            $    3,128
   1,485  Matagorda County, Texas, Navigation District
            Number 1, Revenue Refunding Bonds (Reliant
            Energy Inc.), Series C, 8% due 5/01/2029                      1,596
   1,425  Port Corpus Christi, Texas, Individual Development
            Corporation, Environmental Facilities Revenue
            Bonds (Citgo Petroleum Corporation Project), AMT,
            8.25% due 11/01/2031                                          1,492
   5,160  Texas State Department of Housing and Community
            Affairs, Residential Mortgage Revenue Bonds, AMT,
            Series A, 5.70% due 1/01/2033 (d)                             5,248
   2,800  Texas State Department of Housing and Community
            Affairs, Residential Mortgage Revenue Refunding
            Bonds, AMT, Series B, 5.25% due 7/01/2022 (d)                 2,881


Vermont--1.1%

   2,370  Vermont Educational and Health Buildings Financing
            Agency, Revenue Bonds (Developmental and Mental
            Health), Series A, 6% due 6/15/2017                           2,446


Virginia--5.4%

   1,150  Chesterfield County, Virginia, IDA, PCR (Virginia
            Electric and Power Company), Series A, 5.875%
            due 6/01/2017                                                 1,236
   3,000  Fairfax County, Virginia, EDA, Resource Recovery
            Revenue Refunding Bonds, AMT, Series A, 6.10%
            due 2/01/2011 (b)                                             3,259
          Pocahontas Parkway Association, Virginia, Toll Road
            Revenue Bonds:
   3,825       Senior Series A, 5.50% due 8/15/2028                       3,896
   1,500       Senior Series B, 8.40% due 8/15/2029 (m)                     394
     300       Senior Series B, 8.80% due 8/15/2030 (m)                      74
   3,035  Tobacco Settlement Financing Corporation of
            Virginia, Asset-Backed Revenue Bonds, 5.625%
            due 6/01/2037                                                 3,101



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Washington--0.6%

 $ 1,365  Seattle, Washington, Housing Authority Revenue
            Bonds (Replacement Housing Project), 6.125%
            due 12/01/2032                                            $   1,346


Wisconsin--1.2%

          Wisconsin State Health and Educational Facilities
            Authority Revenue Bonds:
     825       (New Castle Place Project), Series A, 7%
               due 12/01/2031                                               850
   1,755       (Synergyhealth Inc.), 6% due 11/15/2032                    1,877


Puerto Rico--0.8%

   2,060  Puerto Rico Industrial, Medical and
            Environmental Pollution Control Facilities
            Financing Authority, Special Facilities
            Revenue Bonds (American Airlines Inc.),
            Series A, 6.45% due 12/01/2025                                1,851


U.S. Virgin Islands--1.7%

   3,460  Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT,
            6.50% due 7/01/2021                                           3,887

          Total Municipal Bonds
          (Cost--$331,856)--155.1%                                      346,928


  Shares
    Held  Short-Term Securities

       9  Merrill Lynch Institutional Tax-Exempt Fund,
            3.49% (l)(n)                                                      9

          Total Short-Term Securities
          (Cost--$9)--0.0%                                                    9

Total Investments (Cost--$331,865*)--155.1%                             346,937
Other Assets Less Liabilities--0.8%                                       1,774
Preferred Stock, at Redemption Value--(55.9%)                         (125,053)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  223,658
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       331,548
                                                    ===============
    Gross unrealized appreciation                   $        17,209
    Gross unrealized depreciation                           (1,820)
                                                    ---------------
    Net unrealized appreciation                     $        15,389
                                                    ===============


(a) ACA Insured.

(b) AMBAC Insured.

(c) FGIC Insured.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) MBIA Insured.

(i) Prerefunded.

(j) Tradable Custodial Receipts (TRACERS).

(k) XL Capital Insured.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      --            --*

       * Amount is less than $1,000.


(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Represents the current yield as of 4/30/2006.


    See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments                         MuniHoldings Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Alabama--1.3%

 $ 2,170  Jefferson County, Alabama, Limited Obligation
            School Warrants, Series A, 5.50% due 1/01/2022           $    2,317


Arkansas--2.2%

   3,710  Arkansas State Development Finance Authority,
            M/F Mortgage Revenue Refunding Bonds, DRIVERS,
            Series 964Z, 6.569% due 6/01/2010 (b)(e)(h)                   3,956


California--28.4%

   3,250  California Pollution Control Financing Authority, PCR,
            Refunding, DRIVERS, AMT, Series 878Z, 6.558%
            due 12/01/2009 (b)(h)                                         3,603
   2,000  California State Public Works Board, Lease Revenue
            Bonds (Department of General Services--
            Capitol East End Complex), Series A, 5%
            due 12/01/2027 (a)                                            2,051
   1,300  California State, Various Purpose, GO, 5.50%
            due 4/01/2028                                                 1,407
          East Side Union High School District, California,
            Santa Clara County, GO (Election of 2002):
   1,800       Series B, 5% due 8/01/2027 (c)                             1,854
   1,335       Series D, 5% due 8/01/2021 (d)                             1,396
   5,155       Series D, 5% due 8/01/2029 (d)                             5,305
          Los Angeles, California, Unified School District, GO:
   2,000       (Election of 1997), Series F, 5% due 1/01/2028 (c)         2,067
   4,395       Series A, 5% due 1/01/2028 (b)                             4,542
   2,565  Modesto, California, Schools Infrastructure
            Financing Agency, Special Tax Bonds, 5.50%
            due 9/01/2036 (a)                                             2,760
   5,005  San Francisco, California, City and County, GO
            (California Academy of Sciences Improvements),
            Series E, 5% due 6/15/2023 (b)                                5,201
   1,265  San Jose, California, GO (Libraries, Parks and Public
            Safety Projects), 5% due 9/01/2030 (b)                        1,301
          San Pablo, California, Joint Powers Financing
            Authority, Tax Allocation Revenue Refunding
            Bonds (b)(m):
   2,635       5.66% due 12/01/2024                                       1,010
   2,355       5.66% due 12/01/2025                                         852
   2,355       5.66% due 12/01/2026                                         803
   3,145  Sequoia, California, Unified High School District, GO,
            Refunding, Series B, 5.50% due 7/01/2035 (f)                  3,445
   2,080  Sweetwater, California, Union High School District,
            Public Financing Authority, Special Tax Revenue
            Bonds, Series A, 5% due 9/01/2028 (f)                         2,139
          Tustin, California, Unified School District, Senior Lien
            Special Tax Bonds (Community Facilities District
            Number 97-1), Series A, (f):
   2,180       5% due 9/01/2032                                           2,227
   2,800       5% due 9/01/2038                                           2,852
   2,000  University of California Revenue Bonds (Multiple
            Purpose Projects), Series Q, 5% due 9/01/2022 (f)             2,074
   3,480  West Contra Costa, California, Unified School
            District, GO, Series C, 5% due 8/01/2021 (c)                  3,616



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Colorado--6.5%

 $10,620  Aurora, Colorado, COP 5.75% due 12/01/2010 (a)(g)          $   11,481


Florida--4.2%

   2,890  Florida State Department of Transportation, Turnpike
            Revenue Bonds, Series A, 5% due 7/01/2030                     2,989
   2,225  Miami-Dade County, Florida, Subordinate Special
            Obligation Revenue Bonds, Series A, 5.24%
            due 10/01/2037 (b)(m)                                           413
   3,850  Pasco County, Florida, Half-Cent Sales Tax Revenue
            Bonds, 5.125% due 12/01/2028 (a)                              4,003


Georgia--1.2%

   2,000  Augusta, Georgia, Water and Sewer Revenue
            Bonds, 5.25% due 10/01/2034 (f)                               2,114


Illinois--11.4%

   7,965  Chicago, Illinois, GO, Series A, 6%
            due 7/01/2010 (c)(g)                                          8,713
   2,150  Chicago, Illinois, O'Hare International Airport
            Revenue Bonds, DRIVERS, AMT, Series 845-Z,
            7.837% due 1/01/2012 (b)(d)(h)                                2,593
   2,965  Chicago, Illinois, Park District, Limited Tax, GO,
            Series A, 5.75% due 1/01/2011 (c)(g)                          3,214
   1,000  Chicago, Illinois, Second Lien, Water
            Revenue Refunding Bonds, VRDN, 3.77%
            due 11/01/2031 (b)(l)                                         1,000
   4,500  Illinois State, GO, First Series, 6% due 1/01/2018 (c)          4,809
      45  Lake, Cook, Kane and McHenry Counties, Illinois,
            Community Unit School District Number 220, GO,
            5.75% due 12/01/2019 (c)                                         48


Indiana--1.2%

   2,000  Indiana Transportation Finance Authority, Highway
            Revenue Bonds, Series A, 5.25% due 6/01/2029 (c)              2,110


Maryland--1.6%

   2,640  Baltimore, Maryland, Convention Center Hotel
            Revenue Bonds, Senior Series A, 5.25%
            due 9/01/2023 (d)                                             2,825


Massachusetts--11.6%

   3,565  Massachusetts Bay Transportation Authority, Sales
            Tax Revenue Refunding Bonds, Senior Series A,
            5% due 7/01/2035                                              3,648
   2,105  Massachusetts Bay Transportation Authority,
            Special Assessment Revenue Refunding Bonds,
            Series A, 5% due 7/01/2031                                    2,172
     565  Massachusetts State, HFA, Housing Development
            Revenue Refunding Bonds, AMT, Series A, 5.15%
            due 6/01/2011 (b)                                               567
          Massachusetts State, HFA, Rental Housing Mortgage
            Revenue Bonds, AMT (f):
   3,300       Series A, 5.15% due 7/01/2026                              3,289
   2,440       Series C, 5.50% due 7/01/2032                              2,555
   8,065  Massachusetts State School Building Authority,
            Dedicated Sales Tax Revenue Bonds, Series A, 5%
            due 8/15/2030 (f)                                             8,356



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments (continued)             MuniHoldings Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Michigan--3.8%

 $ 2,035  Boyne City, Michigan, Public School District, GO,
            5.75% due 5/01/2009 (c)(g)                               $    2,150
          Michigan State Strategic Fund, Limited Obligation
            Revenue Refunding Bonds, AMT (d):
   1,750       DRIVERS, Series 857Z, 7.138%
               due 3/01/2010 (h)                                          1,934
   1,000       DRIVERS, Series 858Z, 6.838%
               due 12/01/2011 (h)                                         1,114
   1,500       (Detroit Edison Pollution), Series B, 5.65%
               due 9/01/2029                                              1,579


Minnesota--2.4%

   4,015  Sauk Rapids, Minnesota, Independent School District
            Number 47, GO, Series A, 5.65% due 2/01/2019 (b)              4,340


Missouri--5.2%

   2,000  Cape Girardeau, Missouri, School District Number 063,
            GO (Missouri Direct Deposit Program), 5.50%
            due 3/01/2018 (c)                                             2,112
          Mehlville, Missouri, School District Number R-9, COP
            Series A (f):
   1,925       5.50% due 3/01/2014                                        2,060
   2,175       5.50% due 3/01/2015                                        2,322
   1,170       5.50% due 3/01/2016                                        1,250
   1,500       5.50% due 3/01/2017                                        1,592


Nebraska--2.2%

          Omaha Convention Hotel Corporation, Nebraska,
            Convention Center Revenue Bonds, First Tier,
            Series A (a):
   1,585       5.50% due 4/01/2020                                        1,697
   2,000       5.50% due 4/01/2021                                        2,136


New Jersey--18.1%

   2,335  Garden State Preservation Trust of New Jersey, Open
            Space and Farmland Preservation Revenue Bonds,
            Series A, 5.80% due 11/01/2017 (f)                            2,627
          New Jersey EDA, Cigarette Tax Revenue Bonds:
   5,295       5.75% due 6/15/2029                                        5,594
   3,800       5.75% due 6/15/2034 (k)                                    4,118
   6,700  New Jersey EDA, Motor Vehicle Surcharge Revenue
            Bonds, Series A, 5.25% due 7/01/2033 (b)                      7,092
   6,705  New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Bonds, Series D,
            5% due 6/15/2019 (f)                                          6,999
   5,500  New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds, Series C, 5% due 1/01/2030 (f)                 5,687


New Mexico--3.1%

          New Mexico Finance Authority, Senior Lien State
            Transportation Revenue Bonds, Series A (b):
   1,900       5.125% due 6/15/2017                                       2,015
   3,325       5.125% due 6/15/2018                                       3,521



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

New York--31.9%

 $10,000  Nassau Health Care Corporation, New York,
            Health System Revenue Bonds, 5.75%
            due 8/01/2009 (f)(g)                                     $   10,810
          New York City, New York, GO (f):
   4,000       Series E, 5% due 11/01/2017                                4,198
   7,085       Series G, 5.75% due 10/15/2007 (g)                         7,360
          New York City, New York, GO, Refunding:
   5,865       Series C, 5.875% due 8/01/2006 (b)(g)                      5,984
     230       Series G, 5.75% due 2/01/2017 (f)                            234
          New York City, New York, Sales Tax Asset Receivable
            Corporation Revenue Bonds, Series A:
   3,150       5.25% due 10/15/2018 (b)                                   3,374
   4,095       5.25% due 10/15/2027 (a)                                   4,351
   3,500       5% due 10/15/2029 (a)                                      3,627
   4,000       5% due 10/15/2032 (a)                                      4,139
   2,645  New York State Dormitory Authority Revenue Bonds
            (School Districts Financing Program), Series D,
            5.25% due 10/01/2023 (b)                                      2,805
     945  New York State Thruway Authority, General
            Revenue Refunding Bonds, Series G, 5.25%
            due 1/01/2027 (f)                                             1,007
          Tobacco Settlement Financing Corporation of New
            York Revenue Bonds, Series C-1:
   4,900       5.50% due 6/01/2017                                        5,201
   3,430       5.50% due 6/01/2020 (c)(j)                                 3,694


Oklahoma--0.9%

   1,600  Oklahoma State Industries Authority, Revenue
            Refunding Bonds (Integris Baptist), VRDN, Series B,
            3.62% due 8/15/2029 (b)(l)                                    1,600


Oregon--0.8%

   1,400  Portland, Oregon, Urban Renewal and Redevelopment
            Tax Allocation Bonds (Oregon Convention Center),
            Series A, 5.75% due 6/15/2015 (a)                             1,513


Pennsylvania--10.2%

   3,900  Pennsylvania State Higher Educational Facilities
            Authority, State System of Higher Education Revenue
            Bonds, Series O, 5.125% due 6/15/2024 (a)                     3,950
   6,045  Philadelphia, Pennsylvania, Airport Revenue Bonds
            (Philadelphia Airport System), AMT, Series B, 5.50%
            due 6/15/2017 (c)                                             6,246
   1,730  Sayre, Pennsylvania, Health Care Facilities Authority,
            Revenue Refunding Bonds (Guthrie Healthcare
            System), Series A, 5.875% due 12/01/2031                      1,829
   2,015  Seneca Valley, Pennsylvania, School District, GO, 5%
            due 1/01/2019 (c)                                             2,115
   1,800  Washington County, Pennsylvania, Capital Funding
            Authority Revenue Bonds (Capital Projects and
            Equipment Program), 6.15% due 12/01/2029 (a)                  1,928
   1,885  York County, Pennsylvania, School of Technology
            Authority, Lease Revenue Refunding Bonds, 5.50%
            due 2/15/2022 (c)                                             2,026



ANNUAL REPORTS                                                   APRIL 30, 2006



Schedule of Investments (concluded)             MuniHoldings Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

Rhode Island--4.8%

 $ 5,000  Providence, Rhode Island, Redevelopment Agency
            Revenue Refunding Bonds (Public Safety
            and Municipal Buildings), Series A, 5.75%
            due 4/01/2010 (a)(g)                                     $    5,409
   2,870  Rhode Island State Health and Educational
            Building Corporation Revenue Bonds (Rhode
            Island School of Design), Series D, 5.50%
            due 8/15/2031 (d)                                             3,089


South Carolina--0.9%

   1,525  Medical University Hospital Authority, South Carolina,
            Hospital Facilities, Revenue Refunding Bonds,
            Series A, 5.25% due 2/15/2025 (b)(e)                          1,607


Tennessee--3.0%

          Tennessee HDA, Revenue Refunding Bonds
            (Homeownership Program), AMT, Series A, (f):
   2,730       5.25% due 7/01/2022                                        2,793
   2,505       5.35% due 1/01/2026                                        2,563


Texas--4.1%

   4,000  Dallas-Fort Worth, Texas, International Airport
            Revenue Bonds, DRIVERS, AMT, Series 778-Z,
            6.838% due 11/01/2011 (b)(h)                                  4,453
   2,780  Houston, Texas, Community College System,
            Participation Interests, COP (Alief Center Project),
            5.75% due 8/15/2022 (b)                                       2,923


Washington--4.9%

   4,000  Bellevue, Washington, GO, Refunding, 5.50%
            due 12/01/2039 (b)                                            4,317
   2,310  Chelan County, Washington, Public Utility District
            Number 001, Consolidated Revenue Bonds
            (Chelan Hydro System), AMT, Series A, 5.45%
            due 7/01/2037 (a)                                             2,416
   1,810  Snohomish County, Washington, Public Utility District
            Number 001, Electric Revenue Bonds, 5.50%
            due 12/01/2022 (f)                                            1,942



                                                                 (In Thousands)

    Face
  Amount  Municipal Bonds                                               Value

West Virginia--2.9%

 $ 5,000  West Virginia State Housing Development Fund,
            Housing Finance Revenue Refunding Bonds,
            Series D, 5.20% due 11/01/2021 (b)                       $    5,139


Wisconsin--0.3%

     500  Wisconsin State Health and Educational Facilities
            Authority Revenue Bonds (Blood Center of
            Southeastern Wisconsin Project), 5.50%
            due 6/01/2024                                                   520


Wyoming--0.9%

   1,500  Wyoming Student Loan Corporation, Student Loan
            Revenue Refunding Bonds, Series A, 6.20%
            due 6/01/2024                                                 1,589


Puerto Rico--3.0%

   3,235  Puerto Rico Electric Power Authority, Power
            Revenue Bonds, Series RR, 5%
            due 7/01/2027 (d)                                             3,355
   1,870  Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series D,
            5.25% due 7/01/2036                                           1,927

          Total Municipal Bonds
          (Cost--$301,849)--173.0%                                      307,649



  Shares
    Held  Short-Term Securities

      21  Merrill Lynch Institutional Tax-Exempt Fund,
          3.49% (i)(n)                                                       21

          Total Short-Term Securities
          (Cost--$21)--0.0%                                                  21

Total Investments (Cost--$301,870*)--173.0%                             307,670
Other Assets Less Liabilities--2.4%                                       4,181
Preferred Stock, at Redemption Value--(75.4%)                         (134,061)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  177,790
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       301,916
                                                    ===============
    Gross unrealized appreciation                   $         7,497
    Gross unrealized depreciation                           (1,743)
                                                    ---------------
    Net unrealized appreciation                     $         5,754
                                                    ===============


(a) AMBAC Insured.

(b) MBIA Insured.

(c) FGIC Insured.

(d) XL Capital Insured.

(e) FHA Insured.

(f) FSA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                    Net          Dividend
    Affiliate                                     Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund    (100)           $15


(j) Tradable Custodial Receipts (TRACERS).

(k) Assured Guaranty Insured.

(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(n) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                   APRIL 30, 2006


Statements of Net Assets
                                                                                                                   MuniHoldings
                                                                                                 MuniHoldings        Insured
As of April 30, 2006                                                                              Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   346,928,305    $   307,649,498
       Investments in affiliated securities, at value**                                                  8,940             20,840
       Cash                                                                                            683,782              7,781
       Receivable for securities sold                                                                3,601,148          5,327,830
       Interest receivable                                                                           5,898,861          4,681,552
       Prepaid expenses and other assets                                                                 2,197              2,351
                                                                                               ---------------    ---------------
       Total assets                                                                                357,123,233        317,689,852
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                              8,178,543          5,555,888
       Payable to investment adviser                                                                   147,331            115,801
       Payable for other affiliates                                                                      2,380              2,152
       Dividends payable to Common Stock shareholders                                                       --             90,855
       Offering costs payable                                                                           10,000                 --
       Accrued expenses and other liabilities                                                           74,430             73,896
                                                                                               ---------------    ---------------
       Total liabilities                                                                             8,412,684          5,838,592
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share*** of AMPS+++
       at $25,000 per share liquidation preference                                                 125,052,947        134,061,235
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   223,657,602    $   177,790,025
                                                                                               ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                                    $     2,408,263    $       936,244
       Accumulated realized capital losses--net                                                      (166,753)       (20,701,790)
       Unrealized appreciation--net                                                                 15,072,128          5,800,436
                                                                                               ---------------    ---------------
       Total accumulated earnings (losses)--net                                                     17,313,638       (13,965,110)
       Common Stock, par value $.10 per share++                                                      1,386,115          1,288,620
       Paid-in capital in excess of par                                                            204,957,849        190,466,515
                                                                                               ---------------    ---------------
       Net Assets                                                                              $   223,657,602    $   177,790,025
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         16.14    $         13.80
                                                                                               ===============    ===============
       Market price                                                                            $         16.20    $         13.10
                                                                                               ===============    ===============
         * Identified cost in unaffiliated securities                                          $   331,856,177    $   301,849,062
                                                                                               ===============    ===============
        ** Identified cost in affiliated securities                                            $         8,940    $        20,840
                                                                                               ===============    ===============
       *** Preferred Stock authorized, issued and outstanding:
              Series A Shares                                                                            2,200              2,680
                                                                                               ===============    ===============
              Series B Shares                                                                            2,200              2,680
                                                                                               ===============    ===============
              Series C Shares                                                                              600                 --
                                                                                               ===============    ===============
        ++ Common Stock issued and outstanding                                                      13,861,150         12,886,200
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                   APRIL 30, 2006


Statements of Operations
                                                                                                                   MuniHoldings
                                                                                                 MuniHoldings        Insured
For the Year Ended April 30, 2006                                                                 Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    18,644,907    $    14,755,351
       Dividends from affiliates                                                                           234             15,125
                                                                                               ---------------    ---------------
       Total income                                                                                 18,645,141         14,770,476
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      1,883,168          1,736,742
       Commission fees                                                                                 298,124            339,984
       Accounting services                                                                             125,246            118,375
       Professional fees                                                                                56,115             56,501
       Transfer agent fees                                                                              54,870             48,540
       Directors' fees and expenses                                                                     32,595             32,906
       Printing and shareholder reports                                                                 26,329             24,708
       Custodian fees                                                                                   20,799             20,331
       Pricing fees                                                                                     19,551             16,105
       Listing fees                                                                                     15,057             15,048
       Other                                                                                            41,397             45,844
                                                                                               ---------------    ---------------
       Total expenses before waiver and/or reimbursement                                             2,573,251          2,455,084
       Waiver and/or reimbursement of expenses                                                            (18)          (196,849)
                                                                                               ---------------    ---------------
       Total expenses after waiver and/or reimbursement                                              2,573,233          2,258,235
                                                                                               ---------------    ---------------
       Investment income--net                                                                       16,071,908         12,512,241
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          3,393,460          3,115,377
           Futures contracts and forward interest rate swaps--net                                           --          (700,892)
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      3,393,460          2,414,485
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (3,441,338)        (9,817,394)
           Futures contracts and forward interest rate swaps--net                                           --            945,784
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                   (3,441,338)        (8,871,610)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                        (47,878)        (6,457,125)
                                                                                               ---------------    ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                      (3,250,051)        (3,639,222)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    12,773,979    $     2,415,894
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                   APRIL 30, 2006


Statements of Changes in Net Assets                                                                       MuniHoldings Fund, Inc.

                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    16,071,908    $    16,624,737
       Realized gain--net                                                                            3,393,460          2,939,627
       Change in unrealized appreciation/depreciation--net                                         (3,441,338)          8,533,658
       Dividends to Preferred Stock shareholders                                                   (3,250,051)        (1,607,958)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         12,773,979         26,490,064
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (14,886,804)       (15,903,116)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (14,886,804)       (15,903,116)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                (253,446)                 --
       Value of shares issued to Common Stock shareholders in reinvestment of dividends                805,613            158,591
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    552,167            158,591
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (1,560,658)         10,745,539
       Beginning of year                                                                           225,218,260        214,472,721
                                                                                               ---------------    ---------------
       End of year*                                                                            $   223,657,602    $   225,218,260
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,408,263    $     4,473,210
                                                                                               ===============    ===============

             See Notes to Financial Statements.




                                                                                                  MuniHoldings Insured Fund, Inc.

                                                                                                     For the Year Ended April 30,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $    12,512,241    $    13,024,998
       Realized gain--net                                                                            2,414,485          2,296,913
       Change in unrealized appreciation/depreciation--net                                         (8,871,610)          2,511,721
       Dividends to Preferred Stock shareholders                                                   (3,639,222)        (2,002,764)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,415,894         15,830,868
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (10,717,062)       (11,735,198)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (10,717,062)       (11,735,198)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                269,995                 --
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    269,995                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (8,031,173)          4,095,670
       Beginning of year                                                                           185,821,198        181,725,528
                                                                                               ---------------    ---------------
       End of year*                                                                            $   177,790,025    $   185,821,198
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       936,244    $     2,780,287
                                                                                               ===============    ===============

             See Notes to Financial Statements.


ANNUAL REPORTS                                                   APRIL 30, 2006


Financial Highlights                                                                                      MuniHoldings Fund, Inc.

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $    16.31    $    15.54   $    15.07   $    14.50   $    13.76
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                       1.16++++      1.20++++     1.25++++     1.25++++         1.17
       Realized and unrealized gain (loss)--net                     --++++++           .84          .40          .40          .66
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.23)         (.12)        (.07)        (.10)        (.16)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .93          1.92         1.58         1.55         1.67
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                         (1.08)        (1.15)       (1.11)        (.98)        (.93)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                     (.02)            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    16.14    $    16.31   $    15.54   $    15.07   $    14.50
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    16.20    $    16.12   $    14.43   $    14.43   $    13.38
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return++

       Based on net asset value per share                              5.69%        12.95%       10.94%       11.54%       12.64%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 7.34%        20.22%        7.58%       15.75%        8.51%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement*                           1.15%         1.13%        1.14%        1.18%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses*                                                 1.15%         1.13%        1.15%        1.18%        1.21%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net*                                   7.15%         7.61%        7.98%        8.40%        8.03%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             1.45%          .74%         .45%         .66%        1.08%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders            5.70%         6.87%        7.53%        7.74%        6.95%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       2.76%         1.47%         .88%        1.23%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  223,658    $  225,218   $  214,473   $  207,960   $  200,091
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year (in thousands)    $  125,000    $  110,000   $  110,000   $  110,000   $  110,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.60%        36.23%       42.89%       50.68%       62.94%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,789    $    3,047   $    2,950   $    2,891   $    2,819
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      688    $      366   $      220   $      315   $      492
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      684    $      365   $      223   $      302   $      490
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C**--Investment income--net                         $      389            --           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Do not reflect the effect of dividends to Preferred
           Stock shareholders.

        ** Series C was issued October 19, 2005.

        ++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      ++++ Based on average shares outstanding.

    ++++++ Amount is less than $(.01).

           See Notes to Financial Statements.


ANNUAL REPORTS                                                   APRIL 30, 2006


Financial Highlights                                                                              MuniHoldings Insured Fund, Inc.

The following per share data and ratios have been derived                           For the Year Ended April 30,
from information provided in the financial statements.                2006         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of year                         $    14.44    $    14.12   $    14.48   $    13.78   $    13.29
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .97+++       1.01+++      1.04+++      1.06+++         1.07
       Realized and unrealized gain (loss)--net                        (.50)           .38        (.42)          .62          .44
       Less dividends to Preferred Stock shareholders from
       investment income--net                                          (.28)         (.16)        (.09)        (.13)        (.21)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .19          1.23          .53         1.55         1.30
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Stock shareholders from
       investment income--net                                          (.83)         (.91)        (.89)        (.85)        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    13.80    $    14.44   $    14.12   $    14.48   $    13.78
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of year                        $    13.10    $    13.70   $    12.64   $    13.50   $    12.65
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                              1.46%         9.35%        4.07%       12.04%       10.28%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                                 1.51%        15.90%       (.07%)       13.79%        4.38%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement**               1.24%         1.24%        1.24%        1.28%        1.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses**                                                1.35%         1.35%        1.34%        1.38%        1.39%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net**                                  6.87%         7.09%        7.12%        7.55%        7.75%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders             2.00%         1.09%         .65%         .91%        1.50%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders            4.87%         6.00%        6.47%        6.64%        6.25%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                       2.72%         1.50%         .90%        1.23%        1.99%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets applicable to Common Stock, end of year
       (in thousands)                                             $  177,790    $  185,821   $  181,726   $  186,372   $  177,286
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of year (in thousands)    $  134,000    $  134,000   $  134,000   $  134,000   $  134,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             63.53%        51.81%       39.94%       49.59%       49.69%
                                                                  ==========    ==========   ==========   ==========   ==========
       Leverage
       Asset coverage per $1,000                                  $    2,327    $    2,387   $    2,356   $    2,391   $    2,323
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      686    $      372   $      225   $      313   $      502
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      672    $      376   $      228   $      302   $      491
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

       +++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                   APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbols MHD and MUS, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



ANNUAL REPORTS                                                   APRIL 30, 2006



Notes to Financial Statements (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs for MuniHoldings Fund, Inc.--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through their investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended April 30, 2006, FAM reimbursed the Funds in the amount of $18 and $1,279 relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc., respectively. In addition, for MuniHoldings Insured Fund, Inc., the Investment Adviser has agreed to reimburse its management fee based on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the year ended April 30, 2006, FAM earned fees of $1,736,742, of which $195,570 was waived.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received commissions on the execution of portfolio security transactions for the year ended April 30, 2006 as follows:


MuniHoldings Fund, Inc.                                        $626
MuniHoldings Insured Fund, Inc.                                $621


For the year ended April 30, 2006, MLPF&S received underwriting fees of $150,000 in connection with the issuance of an additional Series of Preferred Stock for MuniHoldings Fund, Inc.

For the year ended April 30, 2006, MuniHoldings Fund, Inc. purchased a security, subject to Rule 17a-7 under the Investment Company Act of 1940, from MuniYield Insured Fund, Inc., an affiliate of FAM. This resulted in an outstanding payable in the amount of $3,459,721.

For the year ended April 30, 2006, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. reimbursed FAM $7,841 and $7,235, respectively, for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2006 were as follows:


                                                       MuniHoldings
                                MuniHoldings                Insured
                                  Fund, Inc.             Fund, Inc.

Total Purchases                 $192,305,671           $197,639,022
Total Sales                     $181,043,078           $200,830,848


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock


MuniHoldings Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2006 and April 30, 2005 increased by 49,412 and 9,843, respectively, as a result of dividend reinvestment.



ANNUAL REPORTS                                                   APRIL 30, 2006



Notes to Financial Statements (concluded)


MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the year ended April 30, 2006 increased by 18,659 as a result of dividend reinvestment. Shares issued and outstanding during the year ended April 30, 2005 remained constant.


Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Funds, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2006 were as follows:


                                                       MuniHoldings
                                MuniHoldings                Insured
                                  Fund, Inc.             Fund, Inc.

Series A                               3.60%                  3.70%
Series B                               3.70%                  3.71%
Series C                               3.69%                     --


MuniHoldings Fund, Inc.

Shares issued and outstanding during the year ended April 30, 2006 increased by 600 from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended April 30, 2005 remained constant.


MuniHoldings Insured Fund, Inc.

Shares issued and outstanding during the years ended April 30, 2006 and April 30, 2005 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended April 30, 2006, MLPF&S earned commissions as follows:


                                                        Commissions

MuniHoldings Fund, Inc.                                  $  181,639
MuniHoldings Insured Fund, Inc.                          $  208,024


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.082000 per share and $.061000 per share relating to MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. respectively, on May 30, 2006 to shareholders of record on May 15, 2006.


MuniHoldings Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2006 and April 30, 2005 was as follows:


                                   4/30/2006              4/30/2005

Distributions paid from:
   Tax-exempt income          $   18,136,855         $   17,511,074
                              --------------         --------------
Total distributions           $   18,136,855         $   17,511,074
                              ==============         ==============


As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    2,091,190
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         2,091,190
Capital loss carryforward                                 (41,704)*
Unrealized gains--net                                  15,264,152**
                                                     --------------
Total accumulated earnings--net                      $   17,313,638
                                                     ==============

 * On April 30, 2006, the Fund had a net capital loss carryforward of $41,704, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


MuniHoldings Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended April 30, 2006 and April 30, 2005 was as follows:


                                   4/30/2006              4/30/2005

Distributions paid from:
   Tax-exempt income          $   14,356,284         $   13,737,962
                              --------------         --------------
Total distributions           $   14,356,284         $   13,737,962
                              ==============         ==============


As of April 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $      936,244
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           936,244
Capital loss carryforward                             (18,297,525)*
Unrealized gains--net                                   3,396,171**
                                                     --------------
Total accumulated losses--net                        $ (13,965,110)
                                                     ==============

 * On April 30, 2006, the Fund had a net capital loss carryforward of $18,297,525, of which $8,713,612 expires in 2008 and $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.



ANNUAL REPORTS                                                   APRIL 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniHoldings Fund, Inc. and MuniHoldings
Insured Fund, Inc.:

We have audited the accompanying statements of net assets of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. (the "Funds"), including the schedules of investments, as of April 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. at April 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


(Ernst & Young, LLP)
Philadelphia, Pennsylvania
June 9, 2006



Fund Certification (unaudited)


In September 2005, MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniHoldings Fund, Inc. and MuniHoldings Insured Fund, Inc. during the taxable year ended April 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.



ANNUAL REPORTS                                                   APRIL 30, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share
(a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



ANNUAL REPORTS                                                   APRIL 30, 2006



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Boards of Directors

All but one member of each Fund's Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of each Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Boards is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. Each Board and each Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Boards

Every year, each Board considers approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approvals by the Boards of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials are prepared separately for each Fund, and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing each Fund's market price with its net asset value per share; (c) a discussion by each Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other retail closed-end funds under similar investment mandates. Each Board also considers other matters it deems important to the approval process, such as payments made for services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Boards did not identify any particular information as controlling, and each member of the Boards may have attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in November 2005, the independent directors' and Boards' review included the following:



ANNUAL REPORTS                                                   APRIL 30, 2006



Disclosure of Investment Advisory Agreement (continued)


Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Boards focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance. Each Board compared Fund performance - both including and excluding the effects of each Fund's fees and expenses - to the performance of a comparable group of funds. While each Board reviews performance data quarterly, consistent with the Investment Adviser's investment goals, each Board attaches primary importance to performance over relatively long periods of time, typically three to five years.

Relative to closed-end leveraged general municipal debt funds deemed comparable by the Investment Adviser, the Board noted that for the period ended August 31, 2005, MuniHoldings Fund, Inc.'s performance for the one-, three- and five-year periods ranked in the first quintile. The Board also reviewed the Fund's performance based on annualized yields and noted that the Fund ranked in the first quintile for the past three years ended August 31, 2005, and in the third quintile for the prior year.

Relative to closed-end leveraged insured municipal debt funds deemed comparable by the Investment Adviser, the Board noted that MuniHoldings Insured Fund, Inc.'s performance ranked in the fifth quintile for the one-year period, in the second quintile for the three-year period, and in the first quintile for the five-year period, ended August 31, 2005. The Board also noted the Fund's performance based on annualized yields and noted that the Fund ranked in the fifth quintile for the one-year period ended August 31, 2005, and in the second quintile for the two prior years. The Board concluded that each Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--At least annually, each Board reviews each Fund's investment objectives and strategies. The Boards discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Funds' portfolio manager. The Board also considered the experience of the Funds' portfolio manager and noted that Mr. DiMella has over 13 years of experience investing in municipal securities. The Board concluded that the Investment Adviser and its investment staff and each Fund's management team have extensive experience in analyzing and managing the type of investment used by each Fund and that each Fund benefits from that experience.

Management Fees and Other Expenses--Each Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds of the Investment Adviser. The Board noted that investment advisory fees charged to each of the Funds was equal to or slightly more than the fees charged to other retail closed-end funds of the Investment Adviser. With respect to MuniHoldings Fund, Inc., the Board noted that that the contractual and actual management fee rates and total expense ratio were below the median fees charged by comparable funds, as determined by Lipper. With respect to MuniHoldings Insured Fund, Inc., the Board noted that contractual management fee rate was equal to the median fee charged by comparable funds, as determined by Lipper, while the actual management fee rate and actual total expense ratio were higher than the median fees charged by such comparable funds. Each Board concluded that the Fund's management fee and fee rate and overall expense ratio (taking into account the fee waiver agreement applicable to MuniHoldings Insured Fund, Inc.) are reasonable compared to those of other comparable funds.

Profitability--Each Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Boards also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



ANNUAL REPORTS                                                   APRIL 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Board considered economies of scale to the extent applicable to each Fund's closed-end structure and determined that each Fund appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, each entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee, taking into account the fee waiver applicable to MuniHoldings Insured Fund, Inc., was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Officers and Directors

                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years  Director       Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to    President of the MLIM/FAM-advised funds      131 Funds      None
P.O. Box 9011           and          present    since 2005; President of MLIM and FAM since  177 Portfolios
Princeton,              Director                2001; Co-Head (Americas Region) thereof
NJ 08543-9011                                   from 2000 to 2001 and Senior Vice President
Age: 51                                         from 1999 to 2001; President and Director
                                                of Princeton Services, Inc. ("Princeton
                                                Services") since 2001; President of
                                                Princeton Administrators, L.P. ("Princeton
                                                Administrators") since 2001; Chief Investment
                                                Officer of OppenheimerFunds, Inc. in 1999
                                                and Executive Vice President thereof from
                                                1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS                                                   APRIL 30, 2006


Officers and Directors (continued)
                                                                                             Number of
                                                                                             Portfolios in  Other Public
                        Position(s)  Length of                                               Fund Complex   Directorships
                        Held with    Time                                                    Overseen by    Held by
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years  Director       Director
Independent Directors*

Ronald W. Forbes**      Director     1997 (MHD) Professor Emeritus of Finance, School of     49 Funds       None
P.O. Box 9095                        and 1998   Business, State University of New York at    50 Portfolios
Princeton,                           (MUS) to   Albany since 2000 and Professor thereof
NJ 08543-9095                        present    from 1989 to 2000; International Consultant,
Age: 65                                         Urban Institute, Washington, D.C. from
                                                1995 to 1999.


Cynthia A. Montgomery   Director     1997 (MHD) Professor, Harvard Business School since     49 Funds       Newell
P.O. Box 9095                        and 1998   1989; Associate Professor, J.L. Kellogg      50 Portfolios  Rubbermaid, Inc.
Princeton,                           (MUS) to   Graduate School of Management, Northwestern                 (manufacturing)
NJ 08543-9095                        present    University from 1985 to 1989; Associate
Age: 53                                         Professor, Graduate School of Business
                                                Administration, University of Michigan
                                                from 1979 to 1985; Director, Harvard
                                                Business School Publishing since 2005;
                                                Director, McLean Hospital since 2005.


Jean Margo Reid         Director     2004 to    Self-employed consultant since 2001;         49 Funds       None
P.O. Box 9095                        present    Counsel of Alliance Capital Management       50 Portfolios
Princeton,                                      (investment adviser) in 2000; General
NJ 08543-9095                                   Counsel, Director and Secretary of
Age: 60                                         Sanford C. Bernstein & Co., Inc.
                                                (investment adviser/broker-dealer) from
                                                1997 to 2000; Secretary, Sanford C.
                                                Bernstein Fund, Inc. from 1994 to 2000;
                                                Director and Secretary of SCB, Inc.
                                                since 1998; Director and Secretary of SCB
                                                Partners, Inc. since 2000; and Director of
                                                Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Director     2000 to    President, Middle East Institute, from 1995  49 Funds       None
P.O. Box 9095                        present    to 2001; Foreign Service Officer, United     50 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995
NJ 08543-9095                                   and Career Minister from 1989 to 1995;
Age: 70                                         Deputy Inspector General, U.S. Department
                                                of State, from 1991 to 1994; U.S. Ambassador
                                                to the Hashemite Kingdom of Jordan from 1987
                                                to 1990.


Richard R. West         Director     1997 (MHD) Professor of Finance from 1984 to 1995,      49 Funds       Bowne & Co.,
P.O. Box 9095                        and 1998   Dean from 1984 to 1993 and since 1995        50 Portfolios  Inc. (financial
Princeton,                           (MUS) to   Dean Emeritus of New York University's                      printers);
NJ 08543-9095                        present    Leonard N. Stern School of Business                         Vornado Realty
Age: 68                                         Administration.                                             Trust (real estate
                                                                                                            company);
                                                                                                            Alexander's, Inc.
                                                                                                            (real estate
                                                                                                            company)


Edward D. Zinbarg       Director     2000 to    Self-employed financial consultant since     49 Funds       None
P.O. Box 9095                        present    1994; Executive Vice President of the        50 Portfolios
Princeton,                                      Prudential Insurance Company of America
NJ 08543-9095                                   from 1988 to 1994; Former Director of
Age: 71                                         Prudential Reinsurance Company and former
                                                Trustee of the Prudential Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


ANNUAL REPORTS                                                   APRIL 30, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1997 (MHD) First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    and 1998   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,              and          (MUS) to   and Director since 2004; Vice President of FAM Distributors, Inc. ("FAMD")
NJ 08543-9011           Treasurer    present    since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990
Age: 45                              and        to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President,
                                     1999 to    Treasurer and Secretary of the IQ Funds since 2004.
                                     present


Kenneth A. Jacob        Senior       2002 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           Vice         present
Princeton,              President
NJ 08543-9011
Age: 55


John M. Loffredo        Senior       2002 to    Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
P.O. Box 9011           Vice         present
Princeton,              President
NJ 08543-9011
Age: 42


Robert A. DiMella       Vice         1997 (MHD) Managing Director of MLIM since 2004; Director of MLIM from 2002 to 2004;
P.O. Box 9011           President    and 1999   Vice President of MLIM from 1996 to 2001.
Princeton,                           (MUS) to
NJ 08543-9011                        present
Age: 39


Jeffrey Hiller          Chief        2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                 Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                   Morgan Stanley Investment Management from 2002 to 2004; Managing Director
Age: 54                                         and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission's Securities and Exchange Division of Enforcement in Washington,
                                                D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                      and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbols
MHD   MuniHoldings Fund, Inc.
MUS   MuniHoldings Insured Fund, Inc.


ANNUAL REPORTS                                                   APRIL 30, 2006


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ANNUAL REPORTS                                                   APRIL 30, 2006


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                   APRIL 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending April 30, 2006 - $34,000
                                    Fiscal Year Ending April 30, 2005 - $32,000

           (b) Audit-Related Fees - Fiscal Year Ending April 30, 2006 - $3,500
                                    Fiscal Year Ending April 30, 2005 - $3,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -           Fiscal Year Ending April 30, 2006 - $6,000
                                    Fiscal Year Ending April 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending April 30, 2006 - $0
                                    Fiscal Year Ending April 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending April 30, 2006 - $9,500
               Fiscal Year Ending April 30, 2005 - $9,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of April 30, 2006.

           (a)(1) Mr. Robert A. DiMella is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. DiMella has been a portfolio manager with MLIM since 1997, was a Vice President of MLIM from 1997 to 2001, was a Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004, has been a Managing Director of MLIM since 2004 and has 16 years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been the portfolio manager and a Vice President of the Fund since 1999.

           (a)(2) As of April 30, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                   Other                                                 Other
   (i) Name of   Registered       Other Pooled                         Registered       Other Pooled
   Portfolio     Investment        Investment          Other           Investment        Investment       Other
   Manager       Companies          Vehicles          Accounts         Companies          Vehicles       Accounts
   Robert A.
   DiMella                   5                 1           0                 0                  1             0
               $ 2,772,181,042     $  22,996,576      $    0            $    0       $ 22,996,576        $    0

           (iv)   Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

        To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

           (a)(3) As of April 30, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of general closed-end, insured, leveraged, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.    As of April 30, 2006,
                  Mr. DiMella does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund, Inc.


Date: June 22, 2006